UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2025

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 SW Salmon Street, Portland, Oregon 97204
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, no par value	POR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01    Regulation FD Disclosure.

On October 1, 2025, Portland General Electric Company (PGE or the Company) submitted a regulatory filing to the Public Utility Commission of Oregon (OPUC) requesting acknowledgement of an updated final shortlist of bidders for the 2023 All-Source Request for Proposal (RFP) to meet PGE’s articulated resource needs. PGE issued the 2023 RFP to market in February 2024, seeking bids for resources that can provide non-emitting dispatchable capacity and renewable generation, and filed its original final shortlist with the OPUC in September 2024.

The updated final shortlist comes after the July 4, 2025 passage of House Resolution 1, the One Big Beautiful Bill Act, which led PGE to provide an opportunity for all conforming 2023 RFP bidders to refresh their pricing to capture impacts of the new legislation and impacts from recent trade tariffs. Evaluation of refreshed bids, including updates to bid scoring and ranking, was performed in collaboration with an OPUC-selected third-party independent evaluator.

2023 RFP Updated Final Shortlist
Project	Technology	Structure	MW	Company-owned MW
1	Solar, Battery	BTA	250	250
2	Solar, Battery	Hybrid(1)	365	175
3	Battery	BTA	400	400
(1) Hybrid commercial structure includes a power purchase agreement (PPA) portion and a Company-owned portion via a build transfer agreement (BTA) for project resources

The Company has requested acknowledgement of the updated final shortlist by November 25, 2025 to enable PGE to finalize contract negotiations, keep project costs as low as possible, make continued progress towards Oregon’s decarbonization goals and support system reliability needs as identified in the 2023 Integrated Resource Plan and Clean Energy Plan update. PGE is proceeding to commercial negotiations with bidders for projects on the updated final shortlist and expects finalization of contracts for projects that meet selection criteria by the end of 2025, with projects in service by the end of 2027.

The 2023 RFP is a component of PGE’s multi-pronged procurement approach focused on customer affordability, system reliability, and decarbonization. In parallel with the the 2023 RFP, the Company is seeking additional renewable energy and non-emitting capacity through PPAs, including a bilateral all-call for PPAs, community-based renewable energy procurement, and the ongoing 2025 RFP process.

The updated RFP final shortlist projects were evaluated and selected based on conditions as of the updated final shortlist date and are subject to risks and uncertainties, including, but not limited to, regulatory processes, inflationary impacts, supply chain constraints, supply cost increases (including the application of trade tariffs), securing of federal tax incentives and legislative uncertainty.

Additional details of the 2023 RFP (OPUC Docket UM 2274) are available on the OPUC website at www.oregon.gov/puc.

The information included in this Current Report on Form 8-K is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Safe Harbor Statement
Statements in this document that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent our estimates and assumptions as of the date of this report. The Company assumes no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors.

Forward-looking statements include statements regarding the Company's expectations for the finalization of contracts and start of projects as well as other statements containing words such as "anticipates," "assumptions," "based on," "believes," "conditioned upon," "considers," "could," "estimates," "expects," "forecast," "goals," "intends," "looks to," "needs," "plans," "predicts," "projects," "promises," "seeks," "should," "subject to," "targets," "will continue," "will likely result," or similar expressions.

Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: the timing or outcome of various legal and regulatory actions; governmental policies, executive orders, legislative action, and regulatory audits, investigations and actions with respect to allowed rates of return, financings, electricity pricing and price structures, acquisition and disposal of facilities and other assets, construction and operation of plant facilities, transmission of electricity, recovery of power costs, operating expenses, deferrals, timely recovery of costs, and capital investments, energy trading activities, and current or prospective wholesale and retail competition; changing customer expectations and choices that may reduce demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; impaired financial stability of vendors and service providers and elevated levels of uncollectible customer accounts; uncertainties associated with energy demand to new data centers, including the concentration of data centers, and the ability to obtain regulatory approvals, environmental, and other permits to construct new facilities in a timely manner; operational risks relating to the Company's generation and battery storage facilities, including hydro conditions, wind conditions, disruption of transmission and distribution, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; delays in the supply chain and increased supply costs, including the application of trade tariffs, available tax credits, failure to complete capital projects on schedule or within budget, failure of counterparties to perform under agreement, or the abandonment of capital projects, which could result in the Company's inability to recover project costs, or impact our competitive position, market share, revenues and project margins in material ways; default or nonperformance of counterparties from whom PGE purchases capacity or energy, which require the purchase of replacement power and renewable attributes at increased costs; complications arising from PGE's jointly-owned plant, including ownership changes, regulatory outcomes or operational failures; changes in, and compliance with, and general uncertainty surrounding environmental laws and policies, including those related to threatened and endangered species, fish, and wildfire; future laws, regulations, and proceedings that could increase the Company's costs of operating its thermal generating plants, or affect the operations of such plants by imposing requirements for additional emissions controls or significant emissions fees or taxes, particularly with respect to coal-fired generating facilities, in order to mitigate carbon dioxide, mercury, and other gas emissions; volatility in wholesale power and natural gas prices including but not limited to volatility caused by macroeconomic and international issues and capital market conditions, that could require PGE to post additional collateral or issue additional letters of credit pursuant to power and natural gas purchase agreements; changes in the availability and price of wholesale power and fuels; changes in customer growth, or demographic patterns, including changes in load resulting in future transmission constraints, in PGE's service territory; changes in capital and credit market conditions, including volatility of equity markets as well as changes in PGE's credit ratings and outlook on such credit ratings, reductions in demand for investment-grade commercial paper or interest rates, which could affect the access to and availability or cost of capital and result in delay or cancellation of capital projects or execution of the Company's strategic plan as currently envisioned; trade tariffs, inflation and volatility in interest rates; the impacts of changes in the tax code, including tax rates, minimum tax rates, adjustments made to deferred tax assets and liabilities, and changes impacting the availability of and ability to transfer renewable tax credits; risks and uncertainties related to current or future All-Source RFP projects; the effects of climate change, whether global or local in nature; unseasonable or severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, third party liability or that may affect energy costs or consumption; the effectiveness of PGE's risk management policies and procedures; ignitions caused by PGE assets or PGE's ability to effectively implement a Public Safety Power Shutoffs (PSPS) and de-energize its system in the event of heightened wildfire risk or implement effective system hardening programs; impacts from the lack of legislation limiting wildfire-related liability or providing a wildfire relief fund;

cybersecurity attacks, data security breaches, physical attacks and security breaches, or other malicious acts against the Company or against Company vendors, which could disrupt operations, require significant expenditures, or result in the release of confidential customer, vendor, employee, or Company information; reputational damage from negative publicity, protests, fines, penalties and other negative consequences resulting in regulatory and/or legal actions; employee workforce factors, including potential strikes, work stoppages, transitions in senior management, and the ability to recruit and retain key employees and other talent and turnover due to macroeconomic trends physical attacks upon company employees; widespread health emergencies or outbreaks of infectious diseases, which may affect our financial position, results of operations and cash flows; failure to achieve the Company's greenhouse gas emission goals or being perceived to have either failed to act responsibly with respect to the environment or effectively responded to legislative requirements concerning greenhouse gas emission reductions; social attitudes regarding the electric utility and power industries; political and economic conditions; acts of war, terrorism or civil disruption; changes in financial or regulatory accounting principles or policies imposed by governing bodies; new federal, state, and local laws that could have adverse effects on operating results; risks and uncertainties related to generation and transmission projects, including, but not limited to, regulatory processes, transmission capabilities, system interconnections, permitting and construction delays, legislative uncertainty, inflationary impacts, supply costs and supply chain constraints; and trade tariffs and related market volatility and supply chain disruptions that could increase PGE's operating costs, impair PGE's ability to complete capital projects, and impede access to capital markets. As a result, actual results may differ materially from those projected in the forward-looking statements.

Risks and uncertainties to which the Company is subject are further discussed in the reports that the Company has filed with the United States Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov and on the Company’s website, investors.portlandgeneral.com. Investors should not rely unduly on any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	October 2, 2025	By:	/s/ Joseph R. Trpik
Joseph R. Trpik
Senior Vice President, Finance and Chief Financial Officer
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